UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2012

RADIOSHACK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5571	75-1047710
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 RadioShack Circle, Mail Stop CF3-203, Fort Worth, Texas 76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 415-3011

_________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 5 - Corporate Governance and Management
Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Vice President – Operations.  On December 17, 2012, RadioShack Corporation (the “Company”) entered into a letter agreement with Mr. Troy Risch appointing Mr. Risch as the Company’s Executive Vice President – Operations, effective January 2, 2012.  From 1992 until January 2011, Mr. Risch served in various capacities with Target Corporation, including as Executive Vice President Stores from September 2006 until January 2011.  Mr. Risch is 45 years old.  A copy of the press release announcing Mr. Risch’s appointment is attached as Exhibit 99.1.

There is no family relationship between Mr. Risch and any other executive officer or director of the Company, and there is no such arrangement or understanding with any other person under which he was appointed.  All executive officers of RadioShack are appointed by the Board of Directors, or a committee thereof, to serve until their successors are appointed.  There are no transactions to which the Company or any of its subsidiaries is a party and in which Mr. Risch has a direct or indirect material interest subject to disclosure under Item 404(a) of Regulation S-K.

In connection with Mr. Risch’s appointment as Executive Vice President – Operations of the Company, the following sets forth Mr. Risch’s’ base salary, stock option and restricted stock grant information.

Base Salary:	$550,000 per year
Restricted Stock (1):	110,000
Stock Options (1):	165,000

________________
(1)  The restricted stock and stock options will vest on each of the first three anniversaries of the grant date, in increments of one-third of the number of shares granted, provided Mr. Risch is employed by the Company on such vesting date.

In addition, Mr. Risch will participate in the Company’s 2013 annual bonus plan which was established pursuant to the RadioShack 2009 Annual and Long-Term Incentive Compensation Plan, approved by stockholders at the Company’s 2009 annual meeting (the “2009 Plan”).  Mr. Risch’s target annual bonus for 2013 is equal to 75% of his base salary and payment is subject to the Company achieving certain performance metrics.  Mr. Risch will also participate in the Company’s long-term incentive bonus plan covering calendar years 2013 through 2015 (the “2013 LTIP”) established pursuant to the 2009 Plan.  Mr. Risch’s target compensation under the 2013 LTIP is $550,000.  The performance measures for Mr. Risch’s 2013 annual bonus and 2013 LTIP will be the same performance measures approved by the Company’s Management Development and Compensation Committee of the Board of Directors for the other executive officers of the Company when these are established.

Mr. Risch will also be eligible to participate in the Company’s 401(k) plan, relocation benefits, Health and Welfare Plans, Officers’ Severance Program, Termination Protection Program, Executive Life and long term disability benefits.

Executive Vice President – Strategy and Consumer Insights. On December 17, 2012, the Company also entered into a letter agreement with Mr. Huey Long appointing Mr. Long as the Company’s Executive Vice President – Strategy and Consumer Insights, effective January 2, 2013.  From June 2010 until August 2012, Mr. Long served as Global Officer Senior Vice President, General Merchandise Manager Sam’s Club.  From October 2008 until May 2010, Mr. Long served as Director Global Merchandising for Amazon.com and from January 2001 until September 2008, Mr. Long served as President of Premier Resources International. Mr. Long is 44 years old.  A copy of the press release announcing Mr. Long’s appointment is attached as Exhibit 99.1.

There is no family relationship between Mr. Long and any other executive officer or director of the Company, and there is no such arrangement or understanding with any other person under which he was appointed.  All executive officers of RadioShack are appointed by the Board of Directors, or a committee thereof, to serve until their successors are appointed.  There are no transactions to which the Company or any of its subsidiaries is a party and in which Mr. Long has a direct or indirect material interest subject to disclosure under Item 404(a) of Regulation S-K.

In connection with Mr. Long’s appointment as Executive Vice President – Strategy and Consumer Insights of the Company, the following sets forth Mr. Long’s base salary, sign-on bonus, stock option and restricted stock grant information.

Base Salary:	$475,000 per year
Sign-On Bonus:	$250,000
Restricted Stock (1):	50,000
Stock Options (1):	75,000

__________________
(1)  The restricted stock and stock options will vest on each of the first three anniversaries of the grant date, in increments of one-third of the number of shares granted, provided Mr. Long is employed by the Company on such vesting date.

In addition, Mr. Long will participate in the Company’s 2013 annual bonus plan which was established pursuant to the RadioShack 2009 Annual and Long-Term Incentive Compensation Plan, approved by stockholders at the Company’s 2009 annual meeting (the “2009 Plan”).  Mr. Long’s target annual bonus for 2013 is equal to 75% of his base salary and payment is subject to the Company achieving certain performance metrics.  Mr. Long will also participate in the Company’s long-term incentive bonus plan covering calendar years 2013 through 2015 (the “2013 LTIP”) established pursuant to the 2009 Plan.  Mr. Long’s target compensation under the 2013 LTIP is $475,000.  The performance measures for Mr. Long’s 2013 annual bonus and 2013 LTIP will be the same performance measures approved by the Company’s Management Development and Compensation Committee of the Board of Directors for the other executive officers of the Company when these are established.

Mr. Long will also be eligible to participate in the Company’s 401(k) plan, relocation benefits, Health and Welfare Plans, Officers’ Severance Program, Termination Protection Program, Executive Life and long term disability benefits.

Departing Officer.  The Company also reports that Mr. Gene Dinkens, the Company's Senior Vice President – Store Operations, is no longer employed by the Company, effective December 17, 2012.

Section 9 – Financial Statements and Exhibits
Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.
99.1	Press Release, dated December 18, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RadioShack Corporation
(Registrant)

Date: December 18, 2012	/s/ Dorvin D. Lively
Dorvin D. Lively
Interim Chief Executive Officer and Executive Vice President -
Chief Financial Officer and Chief Administrative Officer
(Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
99.1	Press Release, dated December 18, 2012.